UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2014

Lehigh Gas Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive office) (Zip Code)

(610) 625-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K/A (Amendment No. 1) filed by Lehigh Gas Partners LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) on May 2, 2014, which amended and supplemented the Current Report on Form 8-K filed with the SEC by the Partnership on May 1, 2014 (the “Original Filing”) in connection with the Partnership’s purchase of one hundred percent (100%) of the membership interests of Pinehurst Petroleum, LLC, the closing of the merger pursuant to which the Partnership became the owner of Petroleum Marketers, Incorporated (“PMI”), the sale of the lubricants business of PMI and the amendment of the Omnibus Agreement.

The Original Filing is being amended by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. This information was not included in the Original Filing. No other amendments to the Original Filing are being made by this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of PMI, including the consolidated balance sheets as of June 30, 2013, and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the fiscal years ended June 30, 2013, and 2012, and the related notes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed interim consolidated financial statements of PMI, including the condensed consolidated balance sheets as of December 31, 2013, and 2012, and the related condensed consolidated statements of income, comprehensive income, and cash flows for the six-month periods ended December 31, 2013, and 2012, and the related notes thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Partnership and PMI, including the pro forma condensed consolidated balance sheet as of December 31, 2013, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2013, and the related notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Audited consolidated financial statements of Petroleum Marketers, Incorporated, including the consolidated balance sheets as of June 30, 2013, and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the fiscal years ended June 30, 2013, and 2012, and the related notes thereto.

99.2	Unaudited condensed interim consolidated financial statements of Petroleum Marketers, Incorporated, including the condensed consolidated balance sheets as of December 31, 2013, and 2012, and the related condensed consolidated statements of income, comprehensive income, and cash flows for the six-month periods ended December 31, 2013, and 2012, and the related notes thereto.

99.3	Unaudited pro forma condensed consolidated financial information of Lehigh Gas Partners LP and Petroleum Marketers, Incorporated, including the pro forma condensed consolidated balance sheet as of December 31, 2013, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2013, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP

By:	Lehigh Gas GP LLC,
its general partner

Dated: July 8, 2014

By:	/s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Audited consolidated financial statements of Petroleum Marketers, Incorporated, including the consolidated balance sheets as of June 30, 2013, and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the fiscal years ended June 30, 2013, and 2012, and the related notes thereto.

99.2	Unaudited condensed interim consolidated financial statements of Petroleum Marketers, Incorporated, including the condensed consolidated balance sheets as of December 31, 2013, and 2012, and the related condensed consolidated statements of income, comprehensive income, and cash flows for the six-month periods ended December 31, 2013, and 2012, and the related notes thereto.

99.3	Unaudited pro forma condensed consolidated financial information of Lehigh Gas Partners LP and Petroleum Marketers, Incorporated, including the pro forma condensed consolidated balance sheet as of December 31, 2013, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2013, and the related notes thereto.

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